NEW COVENANT FUNDS


              Supplement Dated December 18, 2001 to the
                  Prospectus dated October 3, 2001


     THIS SUPPLEMENT PROVIDES NEW INFORMATION CONCERNING THE NEW
COVENANT INCOME FUND (THE "INCOME FUND") AND REPLACES ANY CONTRARY INFORMATION CONTAINED IN THE PROSPECTUS. IT SHOULD BE RETAINED AND READ IN CONJUNCTION WITH THE PROSPECTUS.

     The Board of Trustees of New Covenant Funds (the "Trust") recently voted with respect to the Income Fund to: (1) terminate the Sub- Advisory Agreement with Standish Mellon Asset Management Company LLC (the "Former Sub-Adviser"); and (2) allocate the assets managed by the Former Sub-Adviser to the existing Income Fund Sub-Adviser until further notice.

     As a result of this change, the Prospectus is hereby amended by deleting all references to the Former Sub-Adviser under the section of the Prospectus titled "Sub-Advisers for the Income
Fund".


         YOU SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE